UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2008 (April 15, 2008)

AIRVANA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33576	04-3507654
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

19 Alpha Road
Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 250-3000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     (b) Vedat M. Eyuboglu, Ph.D. and Steven R. Haley advised the Board of Directors (the “Board”) of Airvana, Inc. (the “Company”) that they will resign from the Board and not stand for re-election when their terms expire at the Company’s 2008 Annual Meeting of Stockholders on May 22, 2008. Dr. Eyuboglu will continue to serve as the Company’s Vice President, Chief Technical Officer.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airvana, Inc.
Date: April 17, 2008	By:	/s/ Jeffrey D. Glidden
Jeffrey D. Glidden
Vice President, Chief Financial Officer (Principal Financial Officer)